UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                                          (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Annual Report 2015
May 31, 2015

Goodwood SMID Cap Discovery Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Goodwood SMID Cap Discovery Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Goodwood SMID Cap Discovery Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Goodwood SMID Cap Discovery Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Goodwood SMID Cap Discovery Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Common Stock Risk, Market Risk, Portfolio Turnover Risk, Small-Cap and Mid-Cap Securities Risk, Investment Advisor Risk, and Operating Risk.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting goodwood-funds.com

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2015.

For More Information on Your Goodwood SMID Cap Discovery Fund:

See Our Web site @ goodwood-funds.com
or
Call Our Shareholder Services Group at 800-773-3863.

450 Laurel Street
Suite 2105
Baton Rouge, Louisiana 70801
866-841-8060
 www.goodwood-funds.com

July 1, 2015

Dear Fellow Shareholders of the Goodwood SMID Cap Discovery Fund:

Enclosed for your review is the Annual Report for the Goodwood SMID Cap Discovery Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), formerly known as the Caritas All-Cap Growth Fund, for the fiscal year ending May 31, 2015. The return for the Fund during this period was 1.36%. This compares to 14.95% for the Russell 3000 Growth Index and 11.81% for the S&P 500 Total Return Index.

Average Annual Total Return for period ended June 30, 2015	One Year	Since Inception*	Gross Expense Ratio***
Goodwood SMID Cap Discovery Fund – Class A Shares (without load)	(6.95)%	9.80%	3.97%
Goodwood SMID Cap Discovery Fund – Class A Shares(with load)	(11.14)%	8.88%	3.97%
Russell 3000 Growth Index****	10.69%	15.26%	n/a
S&P 500 Total Return Index****	7.42%	13.91%	n/a

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month‐end, please visit ncfunds.com or call the Fund at (800) 773‐3863. Fee waivers and expense reimbursements have positively impacted Fund performance.

*The Fund's inception date is January 4, 2010.

**The Advisor has entered into an Operating Plan with the Administrator, through October 1, 2015, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan. These measures are intended to limit the Fund's operating expenses to 1.70% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, distribution and/or service (12b‐1) fees, acquired fund fees and expenses, and extraordinary expenses. The Operating Plan can only be terminated at the conclusion of the then‐current term by notice of non‐renewal to a party or mutual agreement of the parties. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

***Gross expense ratio is from the Fund's prospectus dated September 29, 2014.

****You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

In August 2013 Caritas Capital resigned as advisor to the Fund and its holdings were liquidated and capital was held in cash until late September 2013. On September 20, 2013 Goodwood Advisors became the consultant to CV Investment Advisors, the interim advisor to the Fund. Subsequently, on October 31, 2103, the board of the Trust approved an Interim Advisory Agreement with Goodwood Advisors, LLC, an investment advisory firm registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund's name was then changed to the Goodwood SMID Cap Discovery Fund in February 2014. The Fund's shareholders formally approved an Investment Advisory Agreement with Goodwood Advisors, LLC at a Special Meeting held on March 31, 2014.

We wanted to take the opportunity to provide some context around the changes in the Caritas All-Cap Growth Fund's (CTSAX) ("The Fund") Net Asset Value ("NAV") per share in the month of December 2013.

At the end of July 2013, the previous Advisor, Caritas Capital, LLC, sold all of the holdings of the Fund.  This liquidation was carried out in anticipation of closing the Fund and returning capital to shareholders. As a result of the sale of securities, long term capital gains were realized. Shortly thereafter, the Board elected to seek out a new Advisor in lieu of closing the Fund. On October 31, 2013 the Board approved an Interim Investment Advisory Agreement with Goodwood Advisors, LLC.

Tax law requires mutual funds pay substantially all net investment income and capital gains to their shareholders, who may elect to receive cash or reinvest in additional shares of the Fund.   This typically takes place in December of each year.

The following took place in December 2013:

On December 4, 2013 the Fund's NAV was $15.62.
On December 5, 2013 the Fund distributed $12.16746 per share in Long Term Capital Gains.1
On December 5, 2013 the Fund's NAV was $4.05.
On December 6, 2013 the Fund executed a 1:2.469 reverse share split.2
 On December 6, 2013 the Fund's NAV was $10.03.

1 Investors who initially elected to reinvest their capital gains distributions received additional shares of the Fund at the $4.05 NAV equal to the dollar amount of their pro rata share of the capital gain distribution.   It is important to remember that the distribution is a tax event and an investor's total return is not impacted by the distribution.

2 In a reverse share split, the investors' share count is reduced, and the NAV per share is increased; however, there is zero change in the dollar amount of their investment.  The Fund's Trust elected to execute the reverse share split in order to more closely align the Fund's post-distribution NAV per share with the anticipated approval of a new Institutional Share Class of the Fund.

The Fund's primary objective is capital appreciation, but we strive to achieve this in context of risk-adjusted terms.  Portfolio construction is a product of our fundamentally driven, research focused investment process.  We take a bottom-up approach to investment selection, marked by deep knowledge of company-specific fundamentals and strict valuation analysis, in an effort to avoid undue risk.  Generally, we look for securities that trade at a discount to our estimate of intrinsic value, and seek to invest ahead of catalysts that will cause the gap between current value and our estimate of fair value to dissipate.  Availability of these compelling situations varies, and as such, we will use cash and ETF's to provide downside protection when our opportunity set wanes.

The Goodwood SMID Cap Discovery Fund portfolio is focused on the portfolio manager's "best ideas" and will range from forty to fifty individual equities, typically ranging in market capitalization from $100 million to $10 billion at cost. We are agnostic to benchmark weighting, instead focusing our efforts on the Consumer, Healthcare, Industrial and Technology sectors. Based on this, over any given time period, we expect our performance to vary, both positively and negatively, compared the Russell 3000 growth index and S&P 500.

Fiscal 2015 was a challenging year for the Goodwood SMID Cap Discovery Fund. While we do not have any direct exposure to the Energy and Production sector, the 50% plus drawdown in Crude Oil from Summer 2014 through March 2015, had a meaningful knock-on effect to our portfolio. One of the largest themes of our portfolio continues to be the "Gulf Coast Industrial Renaissance". By virtue of our geographic location, we believe that we have unique insight into the significant emerging capital investment opportunity that is unfolding in the region. In our opinion, the cycle is being driven by the availability of cheap and abundant domestic natural resources and the relative cost effectiveness of transporting and producing end products based on this comparative advantage. By some estimates, capital investment will range in the $200-300 billion range over the course of the cycle, focused on Greenfield facility build-outs and expansion, as well as access to established transportation infrastructure. Accordingly, we are investing in Industrial, Service and Transportation equities that will benefit from this cycle.

With the quick and sharp drawdown in the price of Crude Oil, our Industrial-exposed portfolio underperformed relevant benchmarks in Fall 2014 and into Calendar 2015. While we took the opportunity to close out our exposure in more marginal positions, we increased our exposure in our highest-conviction core holdings that were trading at multiples not seen since 2009 in some cases. Stabilization in commodity markets, brought on by right-sizing of production capacity, should support continued capital investment and service activity in the sector. We continue to believe in the thesis over the long-term, and expect that it could emerge as one of the most attractive and underappreciated themes in the equity markets.

While the Gulf Coast opportunity represents a sizeable portion of our portfolio, it represents less than 30% of our overall exposure. Outside of Industrials, we are finding compelling opportunities in several others sectors that we have traditionally targeted, including Healthcare, Technology and Consumer, including several other "mini-themes" that have emerged from our research. We continue to expect the domestic recovery to continue, albeit at a slower pace than historical expansionary cycles. Our "mini-themes" are based on expectations for continued recovery of the housing industry and improving consumer balance sheets. With quantitative easing drawing to a close and the expectation of higher interest rates in the United States, coupled with increasingly easy monetary policy in Europe and Emerging Markets, we believe that the U.S. dollar's multi-year bull run may be coming to a close. Accordingly, we are also increasing our exposure to Mid-Capitalization multinationals, which we believe are set to benefit from improving ex-U.S. economic activity markets and a lessened headwind from foreign currency exchange.

With the underperformance of our portfolio and the lackluster relative returns of the Small and Mid capitalization indices in Fiscal 2015, we are more optimistic today about the prospects for the Goodwood SMID Cap Discovery Fund than we have been since taking over management of the Fund in September 2013. Our confidence is rooted in our understanding of the underlying company drivers and our overall favorable view of the domestic economic environment as discussed above. For the most part, the fundamental outlooks for underlying positions are largely unchanged, meaning that multiple contractions have been the primary driver of underperformance. As confidence in the ongoing economic improvement increases, we see a meaningful opportunity for improved fundamentals and an increase in valuations for our portfolio holdings.

 Please call or email us at any time to discuss the Goodwood SMID Cap Discovery Fund and our investment approach.

Respectfully,

Ryan D. Thibodeaux
ryan@goodwoodcapitalmgmt.com

Joshua L. Pesses
josh@goodwoodcapitalmgmt.com

Goodwood Advisors, LLC

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Goodwood SMID Cap Discovery Fund

Performance Update - Class A Shares
(Unaudited)

For the period from January 4, 2010 (Date of Initial Public Investment) to May 31, 2015

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,550 after maximum sales load of 4.50%) at January 4, 2010 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Goodwood SMID Cap Discovery Fund - Class A Shares versus the Russell 3000® Growth Index and the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2015	Year	Inception	Date	Ratio*
Goodwood SMID Cap Discovery Fund - No Sales Load	1.36%	10.38%	01/04/10	3.97%
Goodwood SMID Cap Discovery Fund - 4.50% Sales Load	-3.16%	9.53%	01/04/10	3.97%
S&P 500 Total Return Index	11.81%	14.55%	N/A	N/A
Russell 3000 Growth Index	14.95%	14.73%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting goodwood-funds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Goodwood SMID Cap Discovery Fund

Performance Update - Institutional Class Shares
(Unaudited)

For the period from July 16, 2014 (Date of Initial Public Investment) to May 31, 2015

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at July 16, 2014 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Goodwood SMID Cap Discovery Fund - Institutional Class Shares versus the Russell 3000® Growth Index and the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Total Returns
			Gross
As of	Since	Inception	Expense
May 31, 2015	Inception	Date	Ratio*
Goodwood SMID Cap Discovery Fund - No Sales Load	-1.43%	07/16/14	3.72%
S&P 500 Total Return Index	8.27%	N/A	N/A
Russell 3000 Growth Index	6.53%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting goodwood-funds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Goodwood SMID Cap Discovery Fund

Schedule of Investments

As of May 31, 2015
		Shares	Value (note 1)

COMMON STOCKS - 96.06%

Consumer Discretionary - 22.67%
	Cooper Tire & Rubber Co.	10,400	$381,784
	Dunkin' Brands Group, Inc.	6,300	336,168
*	Fox Factory Holding Corp.	18,300	298,473
*	GoPro, Inc.	7,700	427,042
*	Malibu Boats, Inc.	16,600	348,102
*	MarineMax, Inc.	14,500	346,840
	Mattel, Inc.	13,000	335,530
	The Goodyear Tire & Rubber Co.	9,900	315,266
*	Tuesday Morning Corp.	26,300	337,166
			3,126,371
Consumer Staples - 4.38%
*	Sprouts Farmers Market, Inc.	9,500	284,904
*	United Natural Foods, Inc.	4,750	318,583
			603,487
Health Care - 24.35%
	Acadia Healthcare Co., Inc.	4,513	334,594
*	ACADIA Pharmaceuticals, Inc.	8,000	329,600
*	AtriCure, Inc.	12,000	275,280
*	Aurora Spine Corp.	2,500	1,809
*	Cardiovascular Systems, Inc.	12,500	349,750
*	Heron Therapeutics, Inc.	23,500	464,360
*	Hologic, Inc.	9,754	348,900
*	IGI Laboratories, Inc.	51,500	334,750
*	Mast Therapeutics, Inc.	400,000	216,000
*	Prestige Brands Holdings, Inc.	8,550	375,516
*	Team Health Holdings, Inc.	5,625	328,950
			3,359,509
Industrials - 27.57%
*	Colfax Corp.	7,500	377,925
	Flowserve Corp.	6,250	343,750
	Franklin Electric Co., Inc.	7,500	263,925
*	Generac Holdings, Inc.	8,950	373,931
	H&E Equipment Services, Inc.	23,500	513,005
	Hyster-Yale Materials Handling, Inc.	4,250	301,580
	Lincoln Electric Holdings, Inc.	5,500	369,655
	The Greenbrier Cos., Inc.	7,250	436,668
	Trinity Industries, Inc.	14,425	432,606
*	USG Corp.	13,500	389,340
			3,802,385
Information Technology - 4.14%
*	Cardtronics, Inc.	9,564	349,086
*	TrueCar, Inc.	16,000	221,280
			570,366
			(Continued)

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Continued

As of May 31, 2015
			Shares	Value (note 1)

COMMON STOCKS - Continued

Materials - 12.95%
Eagle Materials, Inc.			5,650	$471,662
Huntsman Corp.			13,000	291,720
KapStone Paper and Packaging Corp.			12,500	336,875
Methanex Corp.			5,500	305,195
Olin Corp.			13,000	380,120
				1,785,572

Total Common Stocks (Cost $13,189,725 )				$13,247,690

CALL OPTIONS PURCHASED - 0.30%	Shares	Strike Price	Exercise Date
* Heron Therapeutics, Inc.	100	$17.500	9/18/2015	41,000

Total Call Options Purchased (Cost $33,154)				$41,000

Total Value of Investments (Cost $13,222,879) - 96.36%				$13,288,690

Other Assets Less Liabilities - 3.64%				501,556

Net Assets - 100.00%				$13,790,246

* Non-income producing investment

Summary of Investments		% of Net
by Sector		Assets	Value
Consumer Discretionary		22.67%	$3,126,371
Consumer Staples		4.38%	603,487
Health Care		24.35%	3,359,509
Industrials		27.57%	3,802,385
Information Technology		4.14%	570,366
Materials		12.95%	1,785,572
Call Options Purchased		0.30%	41,000
	Other Assets Less Liabilities	3.64%	501,556
Total		100.00%	$13,790,246

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Statement of Assets and Liabilities

As of May 31, 2015

Assets:
Investments, at value (cost $13,222,879)	$13,288,690
Receivables:
Fund shares sold	401
Investments sold	1,414,790
Dividends and interest	17,790

Total assets	14,721,671

Liabilities:
Payables:
Due to broker	38,108
Due to custodian	802,760
Fund shares repurchased	32,204
Investments purchased	33,155
Accrued expenses:
Advisory fees	16,683
Administration fees	6,006
Distribution and service fees - Class A Shares	2,509

Total liabilities	931,425

Net Assets	$13,790,246

Net Assets Consist of:
Paid in interest	$13,928,104
Accumulated net investment loss	(74,205)
Accumulated net realized loss on investments	(129,464)
Net unrealized appreciation on investments	65,811

Total Net Assets	$13,790,246

Class A Shares outstanding, no par value (unlimited authorized shares)	1,044,283
Net Assets	$10,496,838
Net Asset Value and Redemption Price Per Share	$10.05
Maximum Offering Price Per Share ($10.05 ÷ 95.50%)	$10.52

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	339,399
Net Assets	$3,293,408
Net Asset Value, Redemption Price, and Maximum Offering Price Per Share	$9.70

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Statement of Operations

For the fiscal year ended May 31, 2015

Investment Income:
Dividends (net of withholding taxes of $399)	$84,345

Total Investment Income	84,345

Expenses:
Advisory fees (note 2)	161,835
Administration fees (note 2)	58,260
Distribution and service fees - Class A Shares (note 3)	25,595

Total Expenses	245,690

Net Investment Loss	(161,345)

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investments	(45,561)
Net change in unrealized appreciation on investments	1,797

Net Realized and Unrealized Loss on Investments	(43,764)

Net Decrease in Net Assets Resulting from Operations	$(205,109)

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,	2015	2014

Operations:
Net investment loss	$(161,345)	$(64,299)
Net realized gain (loss) from investment transactions	(45,561)	2,291,658
Net change in unrealized appreciation (depreciation) on investments	1,797	(1,838,593)

Net (Decrease) Increase in Net Assets Resulting from Operations	(205,109)	388,766

Distributions to Shareholders From:
Net investment income
Class A Shares	-	(1,383)

Net realized capital gains
Class A Shares	(151,731)	(670,799)
Institutional Class Shares	(56,972)	-

Decrease in Net Assets Resulting from Distributions	(208,703)	(672,182)

Beneficial Interest Transactions:
Shares sold	11,754,023	15,478,714
Reinvested dividends and distributions	161,901	672,182
Redemption fees	1,120	31
Shares repurchased	(5,461,582)	(15,543,189)

Increase from Beneficial Interest Transactions	6,455,462	607,738

Net Increase in Net Assets	6,041,650	324,322

Net Assets:
Beginning of Year	7,748,596	7,424,274
End of Year	$13,790,246	$7,748,596

Accumulated Net Investment Loss	$(74,205)	$-

See Notes to Financial Statements		(Continued)

Goodwood SMID Cap Discovery Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,	2015		2014

Share Information:
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	624,978	$6,493,494	1,349,383	$15,478,714
Reinvested dividends and distributions	11,405	104,930	67,217	672,182
Redemption fees	-	1,120	-	31
Shares repurchased	(361,766)	(3,602,799)	(856,608)	(15,543,189)
Net Increase in Shares of Beneficial Interest	274,617	2,996,745	559,992	607,738

Share Information:
Institutional Class Shares (a)	Shares	Amount	Shares	Amount
Shares sold	531,296	$5,260,529	-	$-
Reinvested dividends and distributions	6,415	56,971	-	-
Redemption fees	-	-	-	-
Shares repurchased	(198,312)	(1,858,783)	-	-
Net Increase in Shares of Beneficial Interest	339,399	3,458,717	-	-

(a)	For the initial period from July 16, 2014 (Date of Initial Public Investment) to May 31, 2015.

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Financial Highlights

For a share outstanding during each of the		Class A Shares
fiscal years ended May 31,		2015		2014		2013	(e)	2012	(e)	2011	(e)

Net Asset Value, Beginning of Year		$10.07		$35.41		$28.69		$31.36		$25.70

Income (Loss) from Investment Operations
Net investment loss		(0.13)		(0.07)		(0.49)		(0.40)		(0.27)
Net realized and unrealized gain (loss) on
investments		0.25	(f)	4.79		7.31		(1.68)		6.00

Total from Investment Operations		0.12		4.72		6.82		(2.08)		5.73

Less Distributions:
From net investment income		-		(0.02)		-		-		-
From net realized gains		(0.14)		(30.04)		(0.10)		(0.59)		(0.07)

Total Distributions		(0.14)		(30.06)		(0.10)		(0.59)		(0.07)

Paid in interest
From redemption fees		0.00	(d)	0.00	(d)	0.00	(d)	-		0.00	(d)

Total paid in interest		-		0.00		0.00		-		0.00

Net Asset Value, End of Year		$10.05		$10.07		$35.41		$28.69		$31.36

Total Return (a)(b)		1.36%		14.11%		23.82%		(6.47)%		22.34%

Net Assets, End of Year (in thousands)		$10,497		$7,749		$7,424		$7,700		$8,730

Ratios of:
Gross Expenses to Average Net Assets (c)		1.95%		2.12%		1.95%		2.69%		3.61%
Net Expenses to Average Net Assets (c)		1.95%		1.95%		1.95%		1.95%		1.96%
Net Investment Loss to Average Net Assets		(1.30)%		(1.47)%		(1.37)%		(1.34)%		(1.11)%

Portfolio turnover rate		335.07%		288.93%		60.68%		87.49%		126.59%

(a)	Total return does not reflect sales charge, if any.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d)	Less than $0.01 per share.
(e)	The Fund had a 1:2.469 reverse stock split effective December 6, 2013. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split.
The net asset value reported at the original fiscal year end dates prior to the reverse stock split were as follows:
2013	2012	2011
$14.34	$11.62	$12.70
(f)
The amount of net gains from investments (both realized and unrealized) does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Financial Highlights

For a share outstanding for the period from
July 16, 2014 (Date of Initial Public Investment) to May 31, 2015	Institutional Class Shares

Net Asset Value, Beginning of Period	$10.00

Loss from Investment Operations
Net investment loss	(0.09)
Net realized and unrealized loss on
investments	(0.07)

Total from Investment Operations	(0.16)

Less Distributions:
From net investment income	-
From net realized gains	(0.14)

Total Distributions	(0.14)

Net Asset Value, End of Period	$9.70

Total Return (c)(d)	(1.43)%	(b)

Net Assets, End of Period (in thousands)	$3,293

Ratios of:
Gross Expenses to Average Net Assets (e)	1.70%	(a)
Net Expenses to Average Net Assets (e)	1.70%	(a)
Net Investment Loss to Average Net Assets	(1.02)%	(a)

Portfolio turnover rate	335.07%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of
America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements
(gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2015

1.  Organization and Significant Accounting Policies

The Goodwood SMID Cap Discovery Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on January 4, 2010. The investment objective of the Fund is to seek capital appreciation.  In order to achieve its investment objective, Goodwood Advisors, LLC ("Advisor") will seek to invest primarily in a portfolio of common stocks of companies that the Advisor believes have above-average future growth potential relative to their peers, using risk adjusted metrics as a comparative baseline.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Class A Shares and Institutional Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Class A Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Class A Shares was January 4, 2010.  The Date of Initial Public Investment for the Institutional Class Shares was July 16, 2014.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the composite exchange listing for securities traded on multiple exchanges.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of May 31, 2015 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Common Stocks*	$13,247,690	$13,247,690	$-	$-
Call Options Purchased	41,000	41,000	-	-
Total	$13,288,690	$13,288,690	$-	$-
*Refer to Schedule of Investments for breakdown by Industry
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended May 31, 2015.  It is the Fund's policy to recognize transfers at the end of the reporting period.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Loss on Investments on the Statement of Operations.

The derivative instruments outstanding as of May 31, 2015 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed below serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of May 31, 2015:

Derivative Type	Location	Value
Equity Contracts – purchased options	Assets-Investments, at value	$ 41,000

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2015

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2015:

Derivative Type	Location	Gains
Equity Contracts – purchased options	Net realized loss from investments	$31,583

Equity Contracts – purchased options	Net change in unrealized appreciation on investments	$7,846

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund's average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.25% of the average daily net assets of the Fund.  In accordance with these terms, the Fund incurred $161,835 in advisory fees for the fiscal year ended May 31, 2015.

The Advisor has entered into an Operating Plan with the Administrator, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan through October 1, 2015. These measures are intended to limit the Fund's operating expenses to 1.70% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses and distribution and/or service (12b-1) fees.  The Fund's net expense ratio will be higher than 1.70% to the extent the Fund incurs expenses excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees.

(Continued)

Administrator
The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expenses to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund's average daily net assets.  The annual rate is 0.45% if the average daily net assets are under $40 million and gradually decreases to an annual rate of 0.094% once the average daily net assets reach $1.82 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; ongoing filing fees; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums. The Fund incurred $58,260 in administration fees for the fiscal year ended May 31, 2015.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Distributor's fee arrangements with the Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended May 31, 2015, $25,595 in fees were incurred by the Fund.

4.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2015	$46,607,206	$40,567,610

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2015

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2015.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions on federal income tax returns for the open tax years of 2012, 2013, and 2014, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year ended May 31, 2015, the Fund did not incur any interest or penalties.

Reclassifications to the capital accounts relate primarily to differing book/tax treatment of ordinary net investment losses. For the fiscal year ended May 31, 2015, the following reclassifications were made:

Accumulated Net Investment Loss	$ 87,140
Accumulated Net Realized Loss on Investments	(67,727)
Paid in Interest	(19,413)

Distributions during the fiscal years ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Years Ended	Ordinary Income	Long-Term- Capital Gains
05/31/2015	$ 208,703	$ -
05/31/2014	$ 1,383	$ 670,799

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to late year loss deferrals and wash sale losses.  The Fund elects to defer to its fiscal year ending May 31, 2016, $74,205 of Ordinary Loss recognized during the period from January 1, 2015 to May 31, 2015.

At May 31, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$13,394,092

Unrealized Appreciation	$636,282
Unrealized Depreciation	(741,684)
Net Unrealized Depreciation	(105,402)
Accumulated Net Realized Gain on Investments	41,749
Other Book/Tax Differences	(74,205)

Distributable Earnings	$(137,858)

6.  Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2015

7.  Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Goodwood SMID Cap Discovery Fund

We have audited the accompanying statement of assets and liabilities of the Goodwood SMID Cap Discovery Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the years in the two-year period ended May 31, 2012 have been audited by other auditors, whose report dated July 26, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GoodWood SMID Cap Discovery Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 28, 2015

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended May 31, 2015.

During the fiscal year, the fund paid no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

Class A Shares	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,011.57	$9.80
	$1,000.00	$1,015.19	$9.82
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Institutional Class Shares	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,011.99	$8.53
	$1,000.00	$1,016.45	$8.55
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended May 31, 2015 for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
Ryan D. Thibodeaux Age: 36	President and Treasurer (Goodwood SMID Cap Discovery Fund)	Since 10/13	President and Managing Member of Goodwood Capital Management, LLC	n/a	n/a
Katherine M. Honey Age: 41	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Age: 26	Secretary	Since 05/15	Legal Counsel at The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Goodwood SMID Cap Discovery Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Goodwood Advisors, LLC
116 South Franklin Street	450 Laurel Street
Post Office Drawer 4365	Suite 2105
Rocky Mount, North Carolina 27803	Baton Rouge, Louisiana 70801

Telephone:	Telephone:

800-773-3863	866-841-8060

World Wide Web @:	World Wide Web @:

ncfunds.com	goodwood-funds.com

Item 2.                    CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no substantive amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.
Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, May 31, 2015, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.
Item 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2014	2015
Goodwood SMID Cap Discovery Fund	$11,250	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2014 and May 31, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2014	2015
Goodwood SMID Cap Discovery Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2014 and May 31, 2015 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.                          CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.                          EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Goodwood SMID Cap Discovery Fund
Date: July 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Goodwood SMID Cap Discovery Fund
Date: July 31, 2015

By: (Signature and Title)	/s/Katherine M. Honey
Ashley E. Harris Treasurer and Principal Financial Officer Goodwood SMID Cap Discovery Fund
Date: July 31, 2015